UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event               October 9, 2000
reported)
                                         ---------------------------------------

                         AMERICAN ITALIAN PASTA COMPANY

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             (Exact name of registrant as specified in its charter)


             DELAWARE                   001-13403             84-1032638
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


4100 N. Mulberry Drive, Suite 200     Kansas City, Missouri         64116
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (816) 584-5000
area code
                                             -----------------------------------



              1000 Italian Way, Excelsior Springs, Missouri 64024
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.

      On October 4, 2000, the Company announced that it had entered into a definitive agreement to acquire for cash and stock the Mueller's pasta brand from Bestfoods. A copy of the press release announcing this event is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

            (c)   EXHIBITS.  The following exhibits are filed herewith:

            99.1  Press Release dated October 4, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  October 9, 2000
                                         AMERICAN ITALIAN PASTA COMPANY


                                          By:
                                              /s/ Timothy S. Webster
                                             Timothy S. Webster,
                                             President and Chief Executive
                                             Officer